UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 18, 2008
(Date of Earliest Event Reported: April 15, 2007)

CYBER DEFENSE SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Florida	333-46424	45-0508387
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10460 Roosevelt Boulevard, Suite 187, St. Petersburg, Florida 33716
(Address of principal executive offices) (Zip Code)

(727) 577-0878

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURES OF DIRECTORS OR CERTAIN OFFICERS

On April 15, 2008, Mr. Johnny Youngbeck resigned as President and COO of Techsphere Systems International, Inc., (TSI) to pursue their other interest, with such resignation to become effective immediately.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  None.
(b)  None.
(c)  Exhibits:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 18, 2008

CYBER DEFENSE SYSTEMS, INC.

By: /s/ William C. Robinson
Name:  William C. Robinson
Title:  Chief Executive Officer